Exhibit 1

AUTHORIZATION

Reference is made to the Amended and Restated Indenture dated as of June 1, 2015 (the “Amended and Restated Indenture”), as amended by First Supplemental Indenture, dated as of January 24, 2022 (the “First Supplemental Indenture”), and together with the Amended and Restated Indenture, the “Indenture”) between the United Mexican States (“Mexico”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The undersigned, acting on behalf of Mexico in the capacity specified below, hereby certifies that:

(A)        Pursuant to Section 2.1(c) of the Indenture, there are hereby established three Series of Debt Securities, the U.S.$1,000,000,000 5.000% Global Notes due 2029, the U.S.$4,000,000,000 6.000% Global Notes due 2036 and the U.S.$2,500,000,000 6.400% Global Notes due 2054 (collectively, the “Debt Securities”), to be issued and delivered under the Indenture, as described in the Prospectus dated March 1, 2022 (the “Prospectus”) and the Prospectus Supplement dated January 2, 2024 (the “Prospectus Supplement”) prepared in connection with the issuance of the Debt Securities. Copies of the Prospectus and Prospectus Supplement are attached hereto as Annex A;

(B)        The Debt Securities shall have the terms and be subject to the conditions set forth in the certificates representing the Debt Securities. True, correct and complete specimens of the face of such certificates are attached hereto as Annex B; and true, correct and complete specimens of the reverse of such certificates are attached hereto as Annex C.

This Authorization shall be governed by, and construed in accordance with, the law of the State of New York; provided, however, that all matters governing Mexico’s authorization and execution of this Authorization shall in all cases be governed by and construed in accordance with the laws of Mexico.

Annex A	Prospectus and Prospectus Supplement
Annex B	Form of face of Debt Securities
Annex C	Form of reverse of Debt Securities

[Signature Page Follows]

IN WITNESS WHEREOF, Mexico has caused this Authorization to be duly executed.

Dated: January 8, 2024

THE UNITED MEXICAN STATES

By:	/s/ MARÍA DEL CARMEN BONILLA RODRÍGUEZ
Name: María del Carmen Bonilla Rodríguez
Title: Deputy Undersecretary for Public Credit and International Affairs of the Ministry of Finance and Public Credit

[Signature Page to Authorization Certificate]

Annex A

[Prospectus and Prospectus Supplement to be attached]

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Annex B

UNITED MEXICAN STATES

REGISTERED GLOBAL NOTES

representing

5.000% Global Notes Due 2029

No.: R-[1][2]

CUSIP No.: 91087B AY6

ISIN No.: US91087BAY65

The UNITED MEXICAN STATES (“Mexico”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof the principal sum of [FIVE HUNDRED MILLION UNITED STATES DOLLARS] (U.S.$[500,000,000]) or such amount as shall be the outstanding principal amount hereof on May 7, 2029, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. Mexico further unconditionally promises to pay interest semi-annually in arrears on May 7 and November 7 of each year (each an “Interest Payment Date”), commencing on May 7, 2024, on any outstanding portion of the unpaid principal amount hereof at 5.000% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from January 8, 2024, until payment of said principal sum has been made or duly provided for, and shall be payable to Holders of record as of close of business on the Business Day (as defined below) preceding the applicable Interest Payment Date (each, a “Record Date”); provided that if any of the Notes are held as Certificated Notes (as defined in Paragraph 1(c) in the reverse of this Global Note) then the Record Date shall be the date that is fifteen days prior to the Interest Payment Date. This is a Global Security, also referred to as a “Global Note” for purposes of this document, deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. Mexico, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Note.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Note and by acceptance hereof each Holder of this Global Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Note is issued in respect of an issue of U.S.$1,000,000,000 principal amount of 5.000% Global Notes due 2029 of Mexico (the “Notes”) and is governed by (i) the Amended and Restated Indenture dated as of June 1, 2015 (the “Amended and Restated Indenture”), as amended from time to time, including by the First Supplemental Indenture, dated as of January 24, 2022 (the “First Supplemental Indenture”, and together with the Amended and Restated Indenture, the “Indenture”) between Mexico and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Notes attached hereto (the “Terms”), as supplemented or amended by the Authorization of Mexico for this Global Note, the terms of which are incorporated herein by reference. This Global Note shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms. All capitalized terms used in this Global Note but not defined herein shall have the meanings assigned to them in the Indenture.

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Upon any exchange of all or a portion of this Global Note for Certificated Notes in accordance with the Indenture, this Global Note shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Note shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, Mexico has caused this instrument to be duly executed.

Dated: January 8, 2024

THE UNITED MEXICAN STATES

By:
María del Carmen Bonilla Rodríguez
Deputy Undersecretary for Public
Credit and International Affairs of the Ministry of Finance and Public Credit

By:
María Elvira Concheiro Bórquez
Treasurer of the Federation

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: January 8, 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee

By:
Name:
Title:

F-3

UNITED MEXICAN STATES

REGISTERED GLOBAL NOTES

representing

6.000% Global Notes Due 2036

No.: R-[1][2][3][4][5][6][7][8]

CUSIP No.: 91087B AZ3

ISIN No.: US91087BAZ31

The UNITED MEXICAN STATES (“Mexico”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof the principal sum of [FIVE HUNDRED MILLION UNITED STATES DOLLARS] (U.S.$[500,000,000]) or such amount as shall be the outstanding principal amount hereof on May 7, 2036, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. Mexico further unconditionally promises to pay interest semi-annually in arrears on May 7 and November 7 of each year (each an “Interest Payment Date”), commencing on May 7, 2024, on any outstanding portion of the unpaid principal amount hereof at 6.000% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from January 8, 2024, until payment of said principal sum has been made or duly provided for, and shall be payable to Holders of record as of close of business on the Business Day (as defined below) preceding the applicable Interest Payment Date (each, a “Record Date”); provided that if any of the Notes are held as Certificated Notes (as defined in Paragraph 1(c) in the reverse of this Global Note) then the Record Date shall be the date that is fifteen days prior to the Interest Payment Date. This is a Global Security, also referred to as a “Global Note” for purposes of this document, deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. Mexico, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Note.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Note and by acceptance hereof each Holder of this Global Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Note is issued in respect of an issue of U.S.$4,000,000,000 principal amount of 6.000% Global Notes due 2036 of Mexico (the “Notes”) and is governed by (i) the Amended and Restated Indenture dated as of June 1, 2015 (the “Amended and Restated Indenture”), as amended from time to time, including by the First Supplemental Indenture, dated as of January 24, 2022 (the “First Supplemental Indenture”, and together with the Amended and Restated Indenture, the “Indenture”) between Mexico and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Notes attached hereto (the “Terms”), as supplemented or amended by the Authorization of Mexico for this Global Note, the terms of which are incorporated herein by reference. This Global Note shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms. All capitalized terms used in this Global Note but not defined herein shall have the meanings assigned to them in the Indenture.

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Upon any exchange of all or a portion of this Global Note for Certificated Notes in accordance with the Indenture, this Global Note shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Note shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, Mexico has caused this instrument to be duly executed.

Dated: January 8, 2024

THE UNITED MEXICAN STATES

By:
María del Carmen Bonilla Rodríguez
Deputy Undersecretary for Public
Credit and International Affairs of the Ministry of Finance and Public Credit

By:
María Elvira Concheiro Bórquez
Treasurer of the Federation

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: January 8, 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee

By:
Name:
Title:

F-3

UNITED MEXICAN STATES

REGISTERED GLOBAL NOTES

representing

6.400% Global Notes Due 2054

No.: R-[1][2][3][4][5]

CUSIP No.: 91087B BA7

ISIN No.: US91087BBA70

The UNITED MEXICAN STATES (“Mexico”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof the principal sum of [FIVE HUNDRED MILLION UNITED STATES DOLLARS] (U.S.$[500,000,000]) or such amount as shall be the outstanding principal amount hereof on May 7, 2054, together with interest accrued from the issue date to, but excluding, the maturity date, or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. Mexico further unconditionally promises to pay interest semi-annually in arrears on May 7 and November 7 of each year (each an “Interest Payment Date”), commencing on May 7, 2024, on any outstanding portion of the unpaid principal amount hereof at 6.400% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from January 8, 2024, until payment of said principal sum has been made or duly provided for, and shall be payable to Holders of record as of close of business on the Business Day (as defined below) preceding the applicable Interest Payment Date (each, a “Record Date”); provided that if any of the Notes are held as Certificated Notes (as defined in Paragraph 1(c) in the reverse of this Global Note) then the Record Date shall be the date that is fifteen days prior to the Interest Payment Date. This is a Global Security, also referred to as a “Global Note” for purposes of this document, deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Note, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. Mexico, the Trustee, any registrar and any paying agent shall be entitled to treat the Depositary as the sole Holder of this Global Note.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Note and by acceptance hereof each Holder of this Global Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Note is issued in respect of an issue of U.S.$2,500,000,000 principal amount of 6.400% Global Notes due 2054 of Mexico (the “Notes”) and is governed by (i) the Amended and Restated Indenture dated as of June 1, 2015 (the “Amended and Restated Indenture”), as amended from time to time, including by the First Supplemental Indenture, dated as of January 24, 2022 (the “First Supplemental Indenture”, and together with the Amended and Restated Indenture, the “Indenture”) between Mexico and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Notes attached hereto (the “Terms”), as supplemented or amended by the Authorization of Mexico for this Global Note, the terms of which are incorporated herein by reference. This Global Note shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms. All capitalized terms used in this Global Note but not defined herein shall have the meanings assigned to them in the Indenture.

Upon any exchange of all or a portion of this Global Note for Certificated Notes in accordance with the Indenture, this Global Note shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been executed by the Trustee, this Global Note shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, Mexico has caused this instrument to be duly executed.

Dated: January 8, 2024

THE UNITED MEXICAN STATES

By:
María del Carmen Bonilla Rodríguez
Deputy Undersecretary for Public
Credit and International Affairs of the Ministry of Finance and Public Credit

By:
María Elvira Concheiro Bórquez
Treasurer of the Federation

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated: January 8, 2024

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee

By:
Name:
Title:

Annex C

TERMS AND CONDITIONS OF THE NOTES

1.        General. (a) This Note is one of a duly authorized Series of debt securities of the UNITED MEXICAN STATES (“Mexico”), designated as its 5.000% Global Notes due 2029 (the “Notes”), and issued or to be issued in one or more Series pursuant to an Amended and Restated Indenture dated as of June 1, 2015 (the “Amended and Restated Indenture”), as amended from time to time, including by the First Supplemental Indenture, dated as of January 24, 2022 (the “First Supplemental Indenture”, and together with the Amended and Restated Indenture, the “Indenture”), between Mexico and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Holders of the Notes will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Note but not defined herein shall have the meanings assigned to them in the Indenture.

(b)        The Notes constitute and will constitute direct, general, unconditional and unsubordinated Public External Indebtedness (as defined below) of Mexico for which the full faith and credit of Mexico is pledged. The Notes rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of Mexico. It is understood that this provision shall not be construed so as to require Mexico to make payments under the Notes ratably with payments being made under any other Public External Indebtedness of Mexico.

(c)        The Notes are in fully registered form, without coupons, in denominations of U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof. The Notes may be issued in certificated form (each, a “Certificated Note” and, collectively, the “Certificated Notes”), or may be represented by one or more registered Global Notes held by or on behalf of the Depositary. Certificated Notes will be available only in the limited circumstances set forth in the Indenture. The Notes, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Note shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Note regardless of any notice of ownership, theft, loss or any writing thereon.

(d)        For the purposes of this paragraph and paragraphs 7 and 8 below, the following terms shall have the meanings specified below:

(i)        “Public External Indebtedness” means any Public Indebtedness that is a payment obligation or contingent liability payable in any currency other than the currency of Mexico (other than any such Public Indebtedness that is originally issued or incurred within Mexico). For this purpose, settlement of original issuance by delivery of Public Indebtedness (or the instruments evidencing such Public Indebtedness) within Mexico shall be deemed to be original issuance within Mexico; and

(ii)        “Public Indebtedness” means any payment obligation, including any contingent liability, of any person arising from bonds, debentures, Debt Securities or other securities that (A) are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the Securities Act, as amended (or any successor law or regulation of similar effect)) and (B) have an original maturity of more than one year or are combined with a commitment so that the original maturity of one year or less may be extended at the option of Mexico to a period in excess of one year.

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2.        Payments. (a) Mexico covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts (as defined below)) on, the Notes and any other payments to be made by Mexico under the Notes and the Indenture, at the place or places, at the respective times and in the manner provided in the Notes and the Indenture. Principal of the Notes will be payable against surrender of such Notes at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts) on the Notes will be made to the persons in whose name such Notes are registered at the close of business on the relevant Record Date, notwithstanding the cancellation of such Notes upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent Mexico shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Notes are registered as of a subsequent record date established by Mexico by notice, as provided in paragraph 14 of these Terms, by or on behalf of Mexico to the Holders of the Notes not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by Mexico. Payment of interest on Certificated Notes will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$10,000,000 (or its equivalent in other currencies or currency units) in principal amount of Certificated Notes to the Trustee not later than the applicable Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Note will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close.

(b)        In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Notes shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Notes will accrue as a result of the delay in payment.

(c)        Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d)        Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Note and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of Mexico by the Trustee or such paying agent, upon the written request of Mexico and, to the extent permitted by law, the Holder of such Note shall thereafter look only to Mexico for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. Mexico shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Note until such time as the claims against Mexico for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms.

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(e)        If Mexico at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Notes, Mexico will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 5.000% per annum, together with Additional Amounts, if applicable.

3.        Redemption. Prior to April 7, 2029 (one month prior to their maturity date) (the “Par Call Date”), Mexico may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, Mexico may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” for this purpose means, with respect to any redemption date, the yield determined by Mexico in accordance with the following two paragraphs.

The Treasury Rate shall be determined by Mexico after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, Mexico shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, Mexico shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as

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applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, Mexico shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, Mexico shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Mexico’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair and in accordance with applicable depositary procedures. No Notes of a principal amount of $1,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless Mexico defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

4.        Early Repayment. Unless otherwise specified and subject to the terms set forth on the face hereof, this Note will not be repayable prior to the maturity date at the option of the Holder hereof.

5.        Purchase of the Notes by Mexico. Mexico may at any time repurchase the Notes at any price in the open market or otherwise. Notes so repurchased by Mexico may be held, resold (subject to compliance with applicable securities and tax laws) or surrendered to the Trustee for cancellation.

6.        Additional Amounts. (a) All payments by Mexico in respect of the Notes shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of Mexico, or any political subdivision or taxing authority or agency therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, Mexico shall pay such additional amounts (“Additional Amounts”) as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Notes in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

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(i)        imposed by reason of a Holder or beneficial owner of a Note having some present or former connection with Mexico other than merely being a Holder or beneficial owner of the Note or receiving payments of any nature on the Note or enforcing its rights in respect of the Note;

(ii)        imposed by reason of the failure of a Holder or beneficial owner of a Note, or any other person through which the Holder or beneficial owner holds a Note, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with Mexico of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; or

(iii)        imposed by reason of a Holder or beneficial owner of a Note, or any other person through which the Holder or beneficial owner holds a Note, having presented the Note for payment (where such presentation is required) more than 30 days after the Relevant Date (as defined below), except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Note for payment on any date during such 30-day period.

In addition, no Additional Amounts shall be payable in respect of any taxes, duties, assessments or other governmental charges imposed under Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended as of the issue date (or any amended or successor version that is substantively comparable) (the “Code”) and any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement between a non-U.S. jurisdiction and the United States with respect to the foregoing or any law, regulation, rule or practice adopted pursuant to any such intergovernmental agreement or pursuant to any treaty or convention implementing such Sections of the Code.

As used in this paragraph 6(a), “Relevant Date” in respect of any Note means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in paragraph 14 below that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder or in the Indenture shall be deemed to include any Additional Amounts which may be payable hereunder.

(b)        Mexico will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in Mexico or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Notes or any other document or instrument referred to therein. Mexico will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them in any jurisdiction in connection with, the enforcement of the obligations of Mexico under the Notes or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

7.        Negative Pledge Covenant of Mexico. So long as any Note shall remain Outstanding, or any amount payable by Mexico under the Indenture shall remain unpaid, Mexico agrees that Mexico will not create, incur, assume or suffer to exist any Security Interest (as defined below) in the whole or any part of its present or future revenues or assets to secure Public External Indebtedness of Mexico, unless the Note is secured equally and ratably with such Public External Indebtedness; provided, however, that Mexico may create or permit to subsist:

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(i)        Security Interests created prior to December 3, 1993;

(ii)        Security Interests securing Public External Indebtedness incurred in connection with a Project Financing (as defined below), provided, that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;

(iii)        Security Interests securing Public External Indebtedness of Mexico which (A) is issued by Mexico in exchange for debt of Mexican public sector bodies (other than Mexico) and (B) is in an aggregate principal amount outstanding (with debt denominated in currencies other than U.S. dollars expressed in U.S. dollars based on rates of exchange prevailing at the date such debt was incurred) that does not exceed U.S.$29 billion; and

(iv)        Security Interests securing Public External Indebtedness of Mexico incurred or assumed by Mexico to finance or refinance the acquisition of the assets in which such Security Interest has been created or permitted to subsist.

For the purposes of this paragraph 7, the following terms shall have the meanings specified below:

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing such financing (A) expressly agree to limit their recourse to the project financed and the revenues derived from such project as the principal source of repayment for the moneys advanced and (B) have been provided with a feasibility study prepared by competent independent experts on the basis of which it was reasonable to conclude that such project would generate sufficient foreign currency income to service substantially all Public External Indebtedness incurred in connection with such project.

“Security Interest” means any lien, pledge, mortgage, encumbrance or other preferential right granted to any person or entity over Mexico’s revenues or assets.

8.        Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)        default in the payment of principal, premium, if any, or interest on any of the Notes as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, and continuance of such default for 30 days; or

(b)        failure on the part of Mexico to observe or perform any of the covenants or agreements provided herein or in the Indenture (in each case, other than those referred to in (a) above) for a period of 30 days after the date on which written notice shall have been given to Mexico by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; or

(c)        Mexico shall fail to make any payment of principal or interest in respect of Public External Indebtedness of Mexico when due and such failure shall result in the acceleration of an aggregate principal amount of not less than U.S.$10,000,000 (or its equivalent in other currencies) of such Public External Indebtedness, and such acceleration shall not have been rescinded or annulled; or

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(d)        Mexico shall fail to make any payment in respect of Public External Indebtedness of Mexico in an aggregate principal amount in excess of U.S.$10,000,000 (or its equivalent in other currencies) for a period of 30 days after the date on which Mexico receives written notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; or

(e)        the declaration by Mexico of a moratorium with respect to the payment of principal of or interest on Public External Indebtedness of Mexico; then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Notes to Mexico, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Notes due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of Mexico, unless prior to such date all Events of Default in respect of all the Notes shall have been cured; provided that, if at any time after the principal of the Notes shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Notes, Mexico shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Notes which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Note at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Notes which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Notes then Outstanding, by written notice to Mexico and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 8 need not be taken at a meeting pursuant to paragraph 9 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 8 are subject to Article Four of the Indenture. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

9.        Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Notes and actions taken by written consent of the Holders of Notes.

10.        Replacement, Exchange and Transfer of the Notes. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Note shall become mutilated, defaced or be apparently destroyed, lost or stolen, Mexico in its discretion may execute, and upon the request of Mexico, the Trustee shall authenticate and deliver, a new Note bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the apparently destroyed, lost or stolen Note. In every case, the applicant for a substitute Note shall furnish to Mexico and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of Mexico or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof. Upon the issuance of any substitute Note, the Holder of such Note, if so requested by Mexico, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Note.

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(b)        Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Note or Notes may be exchanged for an equal aggregate principal amount of Certificated Notes in different authorized denominations and a beneficial interest in the Global Note may be exchanged for an equal aggregate principal amount of Certificated Notes in different authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Note in different authorized denominations by the Holder or Holders surrendering the Note or Notes for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Notes will only be issued in exchange for interests in a Global Note pursuant to Section 2.5(e) of the Indenture. The exchange of the Notes will be made by the Trustee.

(c)        Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Note may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Note for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Notes will be made by the Trustee.

(d)        The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 10 will be borne by Mexico, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Note. Registration of the transfer of a Note by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of Mexico.

(e)        The Trustee may decline to accept any request for an exchange or registration of transfer of any Note during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Notes.

11.        Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12.        Paying Agents; Transfer Agents; Registrar. Mexico has initially appointed Deutsche Bank Trust Company Americas as its paying agent, transfer agent and registrar. Mexico may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Notes are Outstanding, Mexico will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Notes may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. In addition, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, Mexico will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in paragraph 14 hereof.

13.        Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Notes shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Notes to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Notes, or for any other remedy hereunder or under the Notes, unless (a) such Holder previously shall have given to the

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Trustee written notice of default and of the continuance thereof with respect to such Series of Notes, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Notes shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such reasonable indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Notes with every other Holder of Notes and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Notes to affect, disturb or prejudice the rights of any other Holder of Notes or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Notes, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Notes. For the protection and enforcement of this paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

14.        Notices. Mexico will mail notices to Holders of certificated securities at their registered addresses as reflected in the books and records of the Trustee. Mexico will consider any mailed notice to have been given five Business Days after it has been sent. Mexico will give notices to the Holders of a Global Security in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary.

15.        Further Issues of Notes. Mexico may from time to time, without the consent of Holders of the Notes, increase the size of the issue of Notes, or issue additional Notes having the same Terms as the Notes in all respects, except for the issue date, issue price and the first payment on those additional Notes. Additional Notes of a series issued in this manner will be consolidated and form a single series with the previously outstanding Notes. Any additional Notes subsequently issued that for U.S. federal income tax purposes (i) are not issued pursuant to a “qualified reopening” of the Notes, (ii) are not treated as part of the same “issue” as the Notes, and (iii) have greater than a de minimis amount of original issue discount shall have a separate CUSIP, ISIN or other identifying number from the previously outstanding Notes.

16.        Prescription. To the extent permitted by law, claims against Mexico for the payment of principal of, or interest or other amounts due on, the Notes (including Additional Amounts) will become void unless made within five years of the date on which that payment first became due (or such shorter period as shall be prescribed by applicable law).

17.        Authentication. This Note shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

18.        Governing Law. (a) This Note will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing Mexico’s authorization and execution of the Indenture and the Notes shall in all cases be governed by and construed in accordance with the laws of Mexico.

(b)        Each of the parties hereto hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the Borough of Manhattan, The City of New York in any action or proceeding arising out of or based on the Indenture or the Notes. Mexico has appointed the Consul General of Mexico acting through his or her offices at 27 East 39th Street, New York, New York, 10016, and his or her successors, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any action arising out of or based on the Indenture or the Notes, which may be instituted in any such court as provided in the Indenture. Mexico hereby waives irrevocably, to the extent permitted by law, any immunity from the jurisdiction of such court (including sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 and immunity from pre-judgment attachment, post-judgment attachment and execution), except that under Article 4 of the Federal Code of Civil Procedure of Mexico attachment prior to judgment or attachment in aid of execution may not be ordered by Mexican courts against property of Mexico, and any objections to the laying of venue in any such courts in respect of any such action to which it might otherwise be entitled in any actions arising out of or based on the Indenture or the Notes of any Series which may be instituted as provided in the Indenture in any state or federal court in the Borough of Manhattan, The City of New York. In addition, Mexico hereby waives any rights to which it may be entitled on account of place of residence or domicile. Such appointment shall be irrevocable until all amounts in respect of the principal of (and premium, if any) and any interest due and to become due on or in respect of all the Notes have been provided to the Trustee pursuant to the terms hereof either paid or returned to Mexico in accordance with the Indenture, except that, if for any reason, the Consul General of Mexico ceases to be able to act as Authorized Agent or no longer has an address in the Borough of Manhattan, The City of New York, Mexico will appoint another person (which may be the Trustee) in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent, a copy of which acceptance it shall provide to the Trustee. Mexico will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments pursuant to Section 9.7 of the Indenture in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, or at such other address in the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon Mexico.

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(c)        A final non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by a suit upon such judgment or in any other manner provided by law.

(d)        Notwithstanding the provisions of this paragraph 18, any action against Mexico arising out of or based on the Notes of any Series may also be instituted as provided in the Indenture in any competent court in Mexico.

(e)        Notwithstanding anything else in this paragraph 18 to the contrary, neither such appointment nor such submission to jurisdiction or such waiver of sovereign immunity shall be interpreted to include actions brought under the United States securities laws or any state securities laws.

(f)        Nothing in this paragraph 18 shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Note) any Holder to serve legal process in any other manner permitted by law, or affect the right of the Trustee or any such Holder to bring any action or proceeding against Mexico or its property in the courts of other jurisdictions.

19.        Indemnification for Foreign Exchange Fluctuations. The obligation of Mexico to any Holder under the Notes that has obtained a court judgment affecting the Notes shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Note is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, Mexico agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of Mexico such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a default by Mexico in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

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20.        Warranty of Mexico. Subject to paragraph 17, Mexico hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note and to constitute the same legal, valid and binding obligations of Mexico enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

21.        Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

22.        Modifications. (a)      Any Modification to the Notes or the Indenture insofar as it affects the Notes shall be made in accordance with Articles Ten and Eleven of the Indenture.

(b)        Any Modification pursuant to this paragraph 22 will be conclusive and binding on all Holders of the Notes, and on all future Holders of the Notes whether or not notation of such Modification is made upon the Notes. Any instrument given by or on behalf of any Holder of a Note in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Note.

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Schedule A

Date	Principal Amount of Certificated Notes	Remaining Principal Amount of this Global Note	Notation Made By

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TRANSFER CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby transfers to (PRINT NAME AND ADDRESS OF TRANSFEREE) U.S.$_______ principal amount of this 5.000% Global Note due 2029, and all rights with respect thereto, and irrevocably constitutes and appoints __________________ as attorney to transfer this Note on the books kept for registration thereof, with full power of substitution.

Dated ___________

Certifying Signature:

Signed ___________

Note:

(i)	The signature on this transfer form must correspond to the name as it appears on the face of this Note.

(ii)	A representative of the Holder should state the capacity in which he or she signs (e.g., executor).

(iii)

The signature of the person effecting the transfer shall conform to any list of duly authorized specimen signatures supplied by the registered Holder or shall be certified by a recognized bank, notary public or in such other manner as the Trustee or a paying agent may require.

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TERMS AND CONDITIONS OF THE NOTES

1.        General. (a) This Note is one of a duly authorized Series of debt securities of the UNITED MEXICAN STATES (“Mexico”), designated as its 6.000% Global Notes due 2036 (the “Notes”), and issued or to be issued in one or more Series pursuant to an Amended and Restated Indenture dated as of June 1, 2015 (the “Amended and Restated Indenture”), as amended from time to time, including by the First Supplemental Indenture, dated as of January 24, 2022 (the “First Supplemental Indenture”, and together with the Amended and Restated Indenture, the “Indenture”), between Mexico and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Holders of the Notes will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Note but not defined herein shall have the meanings assigned to them in the Indenture.

(b)        The Notes constitute and will constitute direct, general, unconditional and unsubordinated Public External Indebtedness (as defined below) of Mexico for which the full faith and credit of Mexico is pledged. The Notes rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of Mexico. It is understood that this provision shall not be construed so as to require Mexico to make payments under the Notes ratably with payments being made under any other Public External Indebtedness of Mexico.

(c)        The Notes are in fully registered form, without coupons, in denominations of U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof. The Notes may be issued in certificated form (each, a “Certificated Note” and, collectively, the “Certificated Notes”), or may be represented by one or more registered Global Notes held by or on behalf of the Depositary. Certificated Notes will be available only in the limited circumstances set forth in the Indenture. The Notes, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Note shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Note regardless of any notice of ownership, theft, loss or any writing thereon.

(d)        For the purposes of this paragraph and paragraphs 7 and 8 below, the following terms shall have the meanings specified below:

(i)        “Public External Indebtedness” means any Public Indebtedness that is a payment obligation or contingent liability payable in any currency other than the currency of Mexico (other than any such Public Indebtedness that is originally issued or incurred within Mexico). For this purpose, settlement of original issuance by delivery of Public Indebtedness (or the instruments evidencing such Public Indebtedness) within Mexico shall be deemed to be original issuance within Mexico; and

(ii)        “Public Indebtedness” means any payment obligation, including any contingent liability, of any person arising from bonds, debentures, Debt Securities or other securities that (A) are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the Securities Act, as amended (or any successor law or regulation of similar effect)) and (B) have an original maturity of more than one year or are combined with a commitment so that the original maturity of one year or less may be extended at the option of Mexico to a period in excess of one year.

2.        Payments. (a) Mexico covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts (as defined below)) on, the Notes and any other payments to be made by Mexico under the Notes and the Indenture, at the place or places, at the respective times and in the manner provided in the Notes and the Indenture. Principal of the Notes will be payable against surrender of such Notes at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts) on the Notes will be made to the persons in whose name such Notes are registered at the close of business on the relevant Record Date, notwithstanding the cancellation of such Notes upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent Mexico shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Notes are registered as of a subsequent record date established by Mexico by notice, as provided in paragraph 14 of these Terms, by or on behalf of Mexico to the Holders of the Notes not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by Mexico. Payment of interest on Certificated Notes will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$10,000,000 (or its equivalent in other currencies or currency units) in principal amount of Certificated Notes to the Trustee not later than the applicable Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Note will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close.

(b)        In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Notes shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Notes will accrue as a result of the delay in payment.

(c)        Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d)        Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Note and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of Mexico by the Trustee or such paying agent, upon the written request of Mexico and, to the extent permitted by law, the Holder of such Note shall thereafter look only to Mexico for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. Mexico shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Note until such time as the claims against Mexico for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms.

(e)        If Mexico at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Notes, Mexico will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 6.000% per annum, together with Additional Amounts, if applicable.

3.        Redemption. Prior to April 7, 2029 (one month prior to their maturity date) (the “Par Call Date”), Mexico may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, Mexico may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” for this purpose means, with respect to any redemption date, the yield determined by Mexico in accordance with the following two paragraphs.

The Treasury Rate shall be determined by Mexico after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, Mexico shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, Mexico shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, Mexico shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, Mexico shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Mexico’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair and in accordance with applicable depositary procedures. No Notes of a principal amount of $1,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless Mexico defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

4.        Early Repayment. Unless otherwise specified and subject to the terms set forth on the face hereof, this Note will not be repayable prior to the maturity date at the option of the Holder hereof.

5.        Purchase of the Notes by Mexico. Mexico may at any time repurchase the Notes at any price in the open market or otherwise. Notes so repurchased by Mexico may be held, resold (subject to compliance with applicable securities and tax laws) or surrendered to the Trustee for cancellation.

6.        Additional Amounts. (a) All payments by Mexico in respect of the Notes shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of Mexico, or any political subdivision or taxing authority or agency therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, Mexico shall pay such additional amounts (“Additional Amounts”) as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Notes in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

(i)        imposed by reason of a Holder or beneficial owner of a Note having some present or former connection with Mexico other than merely being a Holder or beneficial owner of the Note or receiving payments of any nature on the Note or enforcing its rights in respect of the Note;

(ii)        imposed by reason of the failure of a Holder or beneficial owner of a Note, or any other person through which the Holder or beneficial owner holds a Note, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with Mexico of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; or

(iii)        imposed by reason of a Holder or beneficial owner of a Note, or any other person through which the Holder or beneficial owner holds a Note, having presented the Note for payment (where such presentation is required) more than 30 days after the Relevant Date (as defined below), except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Note for payment on any date during such 30-day period.

In addition, no Additional Amounts shall be payable in respect of any taxes, duties, assessments or other governmental charges imposed under Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended as of the issue date (or any amended or successor version that is substantively comparable) (the “Code”) and any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement between a non-U.S. jurisdiction and the United States with respect to the foregoing or any law, regulation, rule or practice adopted pursuant to any such intergovernmental agreement or pursuant to any treaty or convention implementing such Sections of the Code.

As used in this paragraph 6(a), “Relevant Date” in respect of any Note means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in paragraph 14 below that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder or in the Indenture shall be deemed to include any Additional Amounts which may be payable hereunder.

(b)        Mexico will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in Mexico or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Notes or any other document or instrument referred to therein. Mexico will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them in any jurisdiction in connection with, the enforcement of the obligations of Mexico under the Notes or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

7.        Negative Pledge Covenant of Mexico. So long as any Note shall remain Outstanding, or any amount payable by Mexico under the Indenture shall remain unpaid, Mexico agrees that Mexico will not create, incur, assume or suffer to exist any Security Interest (as defined below) in the whole or any part of its present or future revenues or assets to secure Public External Indebtedness of Mexico, unless the Note is secured equally and ratably with such Public External Indebtedness; provided, however, that Mexico may create or permit to subsist:

(i)        Security Interests created prior to December 3, 1993;

(ii)        Security Interests securing Public External Indebtedness incurred in connection with a Project Financing (as defined below), provided, that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;

(iii)        Security Interests securing Public External Indebtedness of Mexico which (A) is issued by Mexico in exchange for debt of Mexican public sector bodies (other than Mexico) and (B) is in an aggregate principal amount outstanding (with debt denominated in currencies other than U.S. dollars expressed in U.S. dollars based on rates of exchange prevailing at the date such debt was incurred) that does not exceed U.S.$29 billion; and

(iv)        Security Interests securing Public External Indebtedness of Mexico incurred or assumed by Mexico to finance or refinance the acquisition of the assets in which such Security Interest has been created or permitted to subsist.

For the purposes of this paragraph 7, the following terms shall have the meanings specified below:

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing such financing (A) expressly agree to limit their recourse to the project financed and the revenues derived from such project as the principal source of repayment for the moneys advanced and (B) have been provided with a feasibility study prepared by competent independent experts on the basis of which it was reasonable to conclude that such project would generate sufficient foreign currency income to service substantially all Public External Indebtedness incurred in connection with such project.

“Security Interest” means any lien, pledge, mortgage, encumbrance or other preferential right granted to any person or entity over Mexico’s revenues or assets.

8.        Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)        default in the payment of principal, premium, if any, or interest on any of the Notes as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, and continuance of such default for 30 days; or

(b)        failure on the part of Mexico to observe or perform any of the covenants or agreements provided herein or in the Indenture (in each case, other than those referred to in (a) above) for a period of 30 days after the date on which written notice shall have been given to Mexico by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; or

(c)        Mexico shall fail to make any payment of principal or interest in respect of Public External Indebtedness of Mexico when due and such failure shall result in the acceleration of an aggregate principal amount of not less than U.S.$10,000,000 (or its equivalent in other currencies) of such Public External Indebtedness, and such acceleration shall not have been rescinded or annulled; or

(d)        Mexico shall fail to make any payment in respect of Public External Indebtedness of Mexico in an aggregate principal amount in excess of U.S.$10,000,000 (or its equivalent in other currencies) for a period of 30 days after the date on which Mexico receives written notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; or

(e)        the declaration by Mexico of a moratorium with respect to the payment of principal of or interest on Public External Indebtedness of Mexico; then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate outstanding principal amount of the Notes to Mexico, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Notes due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of Mexico, unless prior to such date all Events of Default in respect of all the Notes shall have been cured; provided that, if at any time after the principal of the Notes shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Notes, Mexico shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Notes which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Note at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Notes which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Notes then Outstanding, by written notice to Mexico and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 8 need not be taken at a meeting pursuant to paragraph 9 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 8 are subject to Article Four of the Indenture. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

9.        Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Notes and actions taken by written consent of the Holders of Notes.

10.        Replacement, Exchange and Transfer of the Notes. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Note shall become mutilated, defaced or be apparently destroyed, lost or stolen, Mexico in its discretion may execute, and upon the request of Mexico, the Trustee shall authenticate and deliver, a new Note bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the apparently destroyed, lost or stolen Note. In every case, the applicant for a substitute Note shall furnish to Mexico and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of Mexico or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof. Upon the issuance of any substitute Note, the Holder of such Note, if so requested by Mexico, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Note.

(b)        Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Note or Notes may be exchanged for an equal aggregate principal amount of Certificated Notes in different authorized denominations and a beneficial interest in the Global Note may be exchanged for an equal aggregate principal amount of Certificated Notes in different authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Note in different authorized denominations by the Holder or Holders surrendering the Note or Notes for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Notes will only be issued in exchange for interests in a Global Note pursuant to Section 2.5(e) of the Indenture. The exchange of the Notes will be made by the Trustee.

(c)        Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Note may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Note for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Notes will be made by the Trustee.

(d)        The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 10 will be borne by Mexico, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Note. Registration of the transfer of a Note by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of Mexico.

(e)        The Trustee may decline to accept any request for an exchange or registration of transfer of any Note during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Notes.

11.        Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12.        Paying Agents; Transfer Agents; Registrar. Mexico has initially appointed Deutsche Bank Trust Company Americas as its paying agent, transfer agent and registrar. Mexico may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Notes are Outstanding, Mexico will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Notes may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. In addition, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, Mexico will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in paragraph 14 hereof.

13.        Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Notes shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Notes to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Notes, or for any other remedy hereunder or under the Notes, unless (a) such Holder previously shall have given to the

Trustee written notice of default and of the continuance thereof with respect to such Series of Notes, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Notes shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such reasonable indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Notes with every other Holder of Notes and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Notes to affect, disturb or prejudice the rights of any other Holder of Notes or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Notes, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Notes. For the protection and enforcement of this paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

14.        Notices. Mexico will mail notices to Holders of certificated securities at their registered addresses as reflected in the books and records of the Trustee. Mexico will consider any mailed notice to have been given five Business Days after it has been sent. Mexico will give notices to the Holders of a Global Security in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary.

15.        Further Issues of Notes. Mexico may from time to time, without the consent of Holders of the Notes, increase the size of the issue of Notes, or issue additional Notes having the same Terms as the Notes in all respects, except for the issue date, issue price and the first payment on those additional Notes. Additional Notes of a series issued in this manner will be consolidated and form a single series with the previously outstanding Notes. Any additional Notes subsequently issued that for U.S. federal income tax purposes (i) are not issued pursuant to a “qualified reopening” of the Notes, (ii) are not treated as part of the same “issue” as the Notes, and (iii) have greater than a de minimis amount of original issue discount shall have a separate CUSIP, ISIN or other identifying number from the previously outstanding Notes.

16.        Prescription. To the extent permitted by law, claims against Mexico for the payment of principal of, or interest or other amounts due on, the Notes (including Additional Amounts) will become void unless made within five years of the date on which that payment first became due (or such shorter period as shall be prescribed by applicable law).

17.        Authentication. This Note shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

18.        Governing Law. (a) This Note will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing Mexico’s authorization and execution of the Indenture and the Notes shall in all cases be governed by and construed in accordance with the laws of Mexico.

(b)        Each of the parties hereto hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the Borough of Manhattan, The City of New York in any action or proceeding arising out of or based on the Indenture or the Notes. Mexico has appointed the Consul General of Mexico acting through his or her offices at 27 East 39th Street, New York, New York, 10016, and his or her successors, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any action arising out of or based on the Indenture or the Notes, which may be instituted in any such court as provided in the Indenture.

Mexico hereby waives irrevocably, to the extent permitted by law, any immunity from the jurisdiction of such court (including sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 and immunity from pre-judgment attachment, post-judgment attachment and execution), except that under Article 4 of the Federal Code of Civil Procedure of Mexico attachment prior to judgment or attachment in aid of execution may not be ordered by Mexican courts against property of Mexico, and any objections to the laying of venue in any such courts in respect of any such action to which it might otherwise be entitled in any actions arising out of or based on the Indenture or the Notes of any Series which may be instituted as provided in the Indenture in any state or federal court in the Borough of Manhattan, The City of New York. In addition, Mexico hereby waives any rights to which it may be entitled on account of place of residence or domicile. Such appointment shall be irrevocable until all amounts in respect of the principal of (and premium, if any) and any interest due and to become due on or in respect of all the Notes have been provided to the Trustee pursuant to the terms hereof either paid or returned to Mexico in accordance with the Indenture, except that, if for any reason, the Consul General of Mexico ceases to be able to act as Authorized Agent or no longer has an address in the Borough of Manhattan, The City of New York, Mexico will appoint another person (which may be the Trustee) in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent, a copy of which acceptance it shall provide to the Trustee. Mexico will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments pursuant to Section 9.7 of the Indenture in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, or at such other address in the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon Mexico.

(c)        A final non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by a suit upon such judgment or in any other manner provided by law.

(d)        Notwithstanding the provisions of this paragraph 18, any action against Mexico arising out of or based on the Notes of any Series may also be instituted as provided in the Indenture in any competent court in Mexico.

(e)        Notwithstanding anything else in this paragraph 18 to the contrary, neither such appointment nor such submission to jurisdiction or such waiver of sovereign immunity shall be interpreted to include actions brought under the United States securities laws or any state securities laws.

(f)        Nothing in this paragraph 18 shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Note) any Holder to serve legal process in any other manner permitted by law, or affect the right of the Trustee or any such Holder to bring any action or proceeding against Mexico or its property in the courts of other jurisdictions.

19.        Indemnification for Foreign Exchange Fluctuations. The obligation of Mexico to any Holder under the Notes that has obtained a court judgment affecting the Notes shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Note is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, Mexico agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of Mexico such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a default by Mexico in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20.        Warranty of Mexico. Subject to paragraph 17, Mexico hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note and to constitute the same legal, valid and binding obligations of Mexico enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

21.        Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

22.        Modifications. (a) Any Modification to the Notes or the Indenture insofar as it affects the Notes shall be made in accordance with Articles Ten and Eleven of the Indenture.

(b)        Any Modification pursuant to this paragraph 22 will be conclusive and binding on all Holders of the Notes, and on all future Holders of the Notes whether or not notation of such Modification is made upon the Notes. Any instrument given by or on behalf of any Holder of a Note in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Note.

Schedule A

Date	Principal Amount of Certificated Notes	Remaining Principal Amount of this Global Note	Notation Made By

TRANSFER CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby transfers to (PRINT NAME AND ADDRESS OF TRANSFEREE) U.S.$                 principal amount of this 6.000% Global Note due 2036, and all rights with respect thereto, and irrevocably constitutes and appoints                              as attorney to transfer this Note on the books kept for registration thereof, with full power of substitution.

Dated

Certifying Signature:

Signed

Note:

(i)	The signature on this transfer form must correspond to the name as it appears on the face of this Note.

(ii)	A representative of the Holder should state the capacity in which he or she signs (e.g., executor).

(iii)

The signature of the person effecting the transfer shall conform to any list of duly authorized specimen signatures supplied by the registered Holder or shall be certified by a recognized bank, notary public or in such other manner as the Trustee or a paying agent may require.

TERMS AND CONDITIONS OF THE NOTES

1.        General. (a) This Note is one of a duly authorized Series of debt securities of the UNITED MEXICAN STATES (“Mexico”), designated as its 6.400% Global Notes due 2054 (the “Notes”), and issued or to be issued in one or more Series pursuant to an Amended and Restated Indenture dated as of June 1, 2015 (the “Amended and Restated Indenture”), as amended from time to time, including by the First Supplemental Indenture, dated as of January 24, 2022 (the “First Supplemental Indenture”, and together with the Amended and Restated Indenture, the “Indenture”), between Mexico and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Holders of the Notes will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office. All capitalized terms used in this Note but not defined herein shall have the meanings assigned to them in the Indenture.

(b)        The Notes constitute and will constitute direct, general, unconditional and unsubordinated Public External Indebtedness (as defined below) of Mexico for which the full faith and credit of Mexico is pledged. The Notes rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of Mexico. It is understood that this provision shall not be construed so as to require Mexico to make payments under the Notes ratably with payments being made under any other Public External Indebtedness of Mexico.

(c)        The Notes are in fully registered form, without coupons, in denominations of U.S.$200,000 and integral multiples of U.S.$1,000 in excess thereof. The Notes may be issued in certificated form (each, a “Certificated Note” and, collectively, the “Certificated Notes”), or may be represented by one or more registered Global Notes held by or on behalf of the Depositary. Certificated Notes will be available only in the limited circumstances set forth in the Indenture. The Notes, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Note shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Note regardless of any notice of ownership, theft, loss or any writing thereon.

(d)        For the purposes of this paragraph and paragraphs 7 and 8 below, the following terms shall have the meanings specified below:

(i)        “Public External Indebtedness” means any Public Indebtedness that is a payment obligation or contingent liability payable in any currency other than the currency of Mexico (other than any such Public Indebtedness that is originally issued or incurred within Mexico). For this purpose, settlement of original issuance by delivery of Public Indebtedness (or the instruments evidencing such Public Indebtedness) within Mexico shall be deemed to be original issuance within Mexico; and

(ii)        “Public Indebtedness” means any payment obligation, including any contingent liability, of any person arising from bonds, debentures, Debt Securities or other securities that (A) are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the Securities Act, as amended (or any successor law or regulation of similar effect)) and (B) have an original maturity of more than one year or are combined with a commitment so that the original maturity of one year or less may be extended at the option of Mexico to a period in excess of one year.

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2.        Payments. (a) Mexico covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts (as defined below)) on, the Notes and any other payments to be made by Mexico under the Notes and the Indenture, at the place or places, at the respective times and in the manner provided in the Notes and the Indenture. Principal of the Notes will be payable against surrender of such Notes at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by U.S. dollar check drawn on, or by transfer to a U.S. dollar account maintained by the Holder with, a bank located in New York City. Payment of interest or principal (including Additional Amounts) on the Notes will be made to the persons in whose name such Notes are registered at the close of business on the relevant Record Date, notwithstanding the cancellation of such Notes upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent Mexico shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names such Notes are registered as of a subsequent record date established by Mexico by notice, as provided in paragraph 14 of these Terms, by or on behalf of Mexico to the Holders of the Notes not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest or principal (including Additional Amounts) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by Mexico. Payment of interest on Certificated Notes will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$10,000,000 (or its equivalent in other currencies or currency units) in principal amount of Certificated Notes to the Trustee not later than the applicable Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of interest on a Global Note will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close.

(b)        In any case where the date of payment of the principal of, or interest (including Additional Amounts) on, the Notes shall not be a Business Day, then payment of principal or interest (including Additional Amounts) will be made on the next succeeding Business Day at the relevant place of payment. Such payments will be deemed to have been made on the due date, and no interest on the Notes will accrue as a result of the delay in payment.

(c)        Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d)        Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Note and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of Mexico by the Trustee or such paying agent, upon the written request of Mexico and, to the extent permitted by law, the Holder of such Note shall thereafter look only to Mexico for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. Mexico shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Note until such time as the claims against Mexico for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms.

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(e)        If Mexico at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Notes, Mexico will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 6.400% per annum, together with Additional Amounts, if applicable.

3.        Redemption. Prior to April 7, 2029 (one month prior to their maturity date) (the “Par Call Date”), Mexico may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, Mexico may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” for this purpose means, with respect to any redemption date, the yield determined by Mexico in accordance with the following two paragraphs.

The Treasury Rate shall be determined by Mexico after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, Mexico shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

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If on the third business day preceding the redemption date H.15 TCM is no longer published, Mexico shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, Mexico shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, Mexico shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Mexico’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair and in accordance with applicable depositary procedures. No Notes of a principal amount of $1,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless Mexico defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

4.        Early Repayment. Unless otherwise specified and subject to the terms set forth on the face hereof, this Note will not be repayable prior to the maturity date at the option of the Holder hereof.

5.        Purchase of the Notes by Mexico. Mexico may at any time repurchase the Notes at any price in the open market or otherwise. Notes so repurchased by Mexico may be held, resold (subject to compliance with applicable securities and tax laws) or surrendered to the Trustee for cancellation.

6.        Additional Amounts. (a) All payments by Mexico in respect of the Notes shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of Mexico, or any political subdivision or taxing authority or agency therein or thereof having the power to tax (collectively, “Relevant Tax”), unless the withholding or deduction of such Relevant Tax is required by law. In that event, Mexico shall pay such additional amounts (“Additional Amounts”) as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Notes in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable in respect of any Relevant Tax:

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(i)        imposed by reason of a Holder or beneficial owner of a Note having some present or former connection with Mexico other than merely being a Holder or beneficial owner of the Note or receiving payments of any nature on the Note or enforcing its rights in respect of the Note;

(ii)        imposed by reason of the failure of a Holder or beneficial owner of a Note, or any other person through which the Holder or beneficial owner holds a Note, to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with Mexico of such Holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; or

(iii)        imposed by reason of a Holder or beneficial owner of a Note, or any other person through which the Holder or beneficial owner holds a Note, having presented the Note for payment (where such presentation is required) more than 30 days after the Relevant Date (as defined below), except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Note for payment on any date during such 30-day period.

In addition, no Additional Amounts shall be payable in respect of any taxes, duties, assessments or other governmental charges imposed under Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended as of the issue date (or any amended or successor version that is substantively comparable) (the “Code”) and any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement between a non-U.S. jurisdiction and the United States with respect to the foregoing or any law, regulation, rule or practice adopted pursuant to any such intergovernmental agreement or pursuant to any treaty or convention implementing such Sections of the Code.

As used in this paragraph 6(a), “Relevant Date” in respect of any Note means the date on which payment in respect thereof first becomes due or, if the full amount of the money payable has not been received by the Trustee on or prior to such due date, the date on which notice is duly given to the Holders in the manner described in paragraph 14 below that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” hereunder or in the Indenture shall be deemed to include any Additional Amounts which may be payable hereunder.

(b)        Mexico will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in Mexico or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Notes or any other document or instrument referred to therein. Mexico will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them in any jurisdiction in connection with, the enforcement of the obligations of Mexico under the Notes or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

7.        Negative Pledge Covenant of Mexico. So long as any Note shall remain Outstanding, or any amount payable by Mexico under the Indenture shall remain unpaid, Mexico agrees that Mexico will not create, incur, assume or suffer to exist any Security Interest (as defined below) in the whole or any part of its present or future revenues or assets to secure Public External Indebtedness of Mexico, unless the Note is secured equally and ratably with such Public External Indebtedness; provided, however, that Mexico may create or permit to subsist:

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(i)        Security Interests created prior to December 3, 1993;

(ii)        Security Interests securing Public External Indebtedness incurred in connection with a Project Financing (as defined below), provided, that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;

(iii)        Security Interests securing Public External Indebtedness of Mexico which (A) is issued by Mexico in exchange for debt of Mexican public sector bodies (other than Mexico) and (B) is in an aggregate principal amount outstanding (with debt denominated in currencies other than U.S. dollars expressed in U.S. dollars based on rates of exchange prevailing at the date such debt was incurred) that does not exceed U.S.$29 billion; and

(iv)        Security Interests securing Public External Indebtedness of Mexico incurred or assumed by Mexico to finance or refinance the acquisition of the assets in which such Security Interest has been created or permitted to subsist.

For the purposes of this paragraph 7, the following terms shall have the meanings specified below:

“Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing such financing (A) expressly agree to limit their recourse to the project financed and the revenues derived from such project as the principal source of repayment for the moneys advanced and (B) have been provided with a feasibility study prepared by competent independent experts on the basis of which it was reasonable to conclude that such project would generate sufficient foreign currency income to service substantially all Public External Indebtedness incurred in connection with such project.

“Security Interest” means any lien, pledge, mortgage, encumbrance or other preferential right granted to any person or entity over Mexico’s revenues or assets.

8.        Events of Default; Acceleration. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)        default in the payment of principal, premium, if any, or interest on any of the Notes as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, and continuance of such default for 30 days; or

(b)        failure on the part of Mexico to observe or perform any of the covenants or agreements provided herein or in the Indenture (in each case, other than those referred to in (a) above) for a period of 30 days after the date on which written notice shall have been given to Mexico by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; or

(c)        Mexico shall fail to make any payment of principal or interest in respect of Public External Indebtedness of Mexico when due and such failure shall result in the acceleration of an aggregate principal amount of not less than U.S.$10,000,000 (or its equivalent in other currencies) of such Public External Indebtedness, and such acceleration shall not have been rescinded or annulled; or

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(d)        Mexico shall fail to make any payment in respect of Public External Indebtedness of Mexico in an aggregate principal amount in excess of U.S.$10,000,000 (or its equivalent in other currencies) for a period of 30 days after the date on which Mexico receives written notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; or

(e)        the declaration by Mexico of a moratorium with respect to the payment of principal of or interest on Public External Indebtedness of Mexico; then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate outstanding principal amount of the Notes to Mexico, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Notes due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of Mexico, unless prior to such date all Events of Default in respect of all the Notes shall have been cured; provided that, if at any time after the principal of the Notes shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Notes, Mexico shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Notes which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Note at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Notes which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Notes then Outstanding, by written notice to Mexico and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 8 need not be taken at a meeting pursuant to paragraph 9 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 8 are subject to Article Four of the Indenture. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

9.        Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Notes and actions taken by written consent of the Holders of Notes.

10.        Replacement, Exchange and Transfer of the Notes. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Note shall become mutilated, defaced or be apparently destroyed, lost or stolen, Mexico in its discretion may execute, and upon the request of Mexico, the Trustee shall authenticate and deliver, a new Note bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the apparently destroyed, lost or stolen Note. In every case, the applicant for a substitute Note shall furnish to Mexico and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of Mexico or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof. Upon the issuance of any substitute Note, the Holder of such Note, if so requested by Mexico, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Note.

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(b)        Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Note or Notes may be exchanged for an equal aggregate principal amount of Certificated Notes in different authorized denominations and a beneficial interest in the Global Note may be exchanged for an equal aggregate principal amount of Certificated Notes in different authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Note in different authorized denominations by the Holder or Holders surrendering the Note or Notes for exchange at the Corporate Trust Office, together with a written request for the exchange. Certificated Notes will only be issued in exchange for interests in a Global Note pursuant to Section 2.5(e) of the Indenture. The exchange of the Notes will be made by the Trustee.

(c)        Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Note may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Note for transfer at the Corporate Trust Office accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Notes will be made by the Trustee.

(d)        The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 10 will be borne by Mexico, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Note. Registration of the transfer of a Note by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of Mexico.

(e)        The Trustee may decline to accept any request for an exchange or registration of transfer of any Note during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Notes.

11.        Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12.        Paying Agents; Transfer Agents; Registrar. Mexico has initially appointed Deutsche Bank Trust Company Americas as its paying agent, transfer agent and registrar. Mexico may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Notes are Outstanding, Mexico will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Notes may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. In addition, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, Mexico will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in paragraph 14 hereof.

13.        Enforcement. Except as provided in Section 4.6 of the Indenture, no Holder of any Notes shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Notes to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Notes, or for any other remedy hereunder or under the Notes, unless (a) such Holder previously shall have given to the

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Trustee written notice of default and of the continuance thereof with respect to such Series of Notes, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Notes shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such reasonable indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Notes with every other Holder of Notes and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Notes to affect, disturb or prejudice the rights of any other Holder of Notes or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Notes, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Notes. For the protection and enforcement of this paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

14.        Notices. Mexico will mail notices to Holders of certificated securities at their registered addresses as reflected in the books and records of the Trustee. Mexico will consider any mailed notice to have been given five Business Days after it has been sent. Mexico will give notices to the Holders of a Global Security in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary.

15.        Further Issues of Notes. Mexico may from time to time, without the consent of Holders of the Notes, increase the size of the issue of Notes, or issue additional Notes having the same Terms as the Notes in all respects, except for the issue date, issue price and the first payment on those additional Notes. Additional Notes of a series issued in this manner will be consolidated and form a single series with the previously outstanding Notes. Any additional Notes subsequently issued that for U.S. federal income tax purposes (i) are not issued pursuant to a “qualified reopening” of the Notes, (ii) are not treated as part of the same “issue” as the Notes, and (iii) have greater than a de minimis amount of original issue discount shall have a separate CUSIP, ISIN or other identifying number from the previously outstanding Notes.

16.        Prescription. To the extent permitted by law, claims against Mexico for the payment of principal of, or interest or other amounts due on, the Notes (including Additional Amounts) will become void unless made within five years of the date on which that payment first became due (or such shorter period as shall be prescribed by applicable law).

17.        Authentication. This Note shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

18.        Governing Law. (a) This Note will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing Mexico’s authorization and execution of the Indenture and the Notes shall in all cases be governed by and construed in accordance with the laws of Mexico.

(b)        Each of the parties hereto hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the Borough of Manhattan, The City of New York in any action or proceeding arising out of or based on the Indenture or the Notes. Mexico has appointed the Consul General of Mexico acting through his or her offices at 27 East 39th Street, New York, New York, 10016, and his or her successors, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any action arising out of or based on the Indenture or the Notes, which may be instituted in any such court as provided in the Indenture.

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Mexico hereby waives irrevocably, to the extent permitted by law, any immunity from the jurisdiction of such court (including sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 and immunity from pre-judgment attachment, post-judgment attachment and execution), except that under Article 4 of the Federal Code of Civil Procedure of Mexico attachment prior to judgment or attachment in aid of execution may not be ordered by Mexican courts against property of Mexico, and any objections to the laying of venue in any such courts in respect of any such action to which it might otherwise be entitled in any actions arising out of or based on the Indenture or the Notes of any Series which may be instituted as provided in the Indenture in any state or federal court in the Borough of Manhattan, The City of New York. In addition, Mexico hereby waives any rights to which it may be entitled on account of place of residence or domicile. Such appointment shall be irrevocable until all amounts in respect of the principal of (and premium, if any) and any interest due and to become due on or in respect of all the Notes have been provided to the Trustee pursuant to the terms hereof either paid or returned to Mexico in accordance with the Indenture, except that, if for any reason, the Consul General of Mexico ceases to be able to act as Authorized Agent or no longer has an address in the Borough of Manhattan, The City of New York, Mexico will appoint another person (which may be the Trustee) in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent, a copy of which acceptance it shall provide to the Trustee. Mexico will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments pursuant to Section 9.7 of the Indenture in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, or at such other address in the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon Mexico.

(c)        A final non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by a suit upon such judgment or in any other manner provided by law.

(d)        Notwithstanding the provisions of this paragraph 18, any action against Mexico arising out of or based on the Notes of any Series may also be instituted as provided in the Indenture in any competent court in Mexico.

(e)        Notwithstanding anything else in this paragraph 18 to the contrary, neither such appointment nor such submission to jurisdiction or such waiver of sovereign immunity shall be interpreted to include actions brought under the United States securities laws or any state securities laws.

(f)        Nothing in this paragraph 18 shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Note) any Holder to serve legal process in any other manner permitted by law, or affect the right of the Trustee or any such Holder to bring any action or proceeding against Mexico or its property in the courts of other jurisdictions.

19.        Indemnification for Foreign Exchange Fluctuations. The obligation of Mexico to any Holder under the Notes that has obtained a court judgment affecting the Notes shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Note is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, Mexico agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of Mexico such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a default by Mexico in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

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20.        Warranty of Mexico. Subject to paragraph 17, Mexico hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note and to constitute the same legal, valid and binding obligations of Mexico enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

21.        Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

22.        Modifications. (a) Any Modification to the Notes or the Indenture insofar as it affects the Notes shall be made in accordance with Articles Ten and Eleven of the Indenture.

(b)        Any Modification pursuant to this paragraph 22 will be conclusive and binding on all Holders of the Notes, and on all future Holders of the Notes whether or not notation of such Modification is made upon the Notes. Any instrument given by or on behalf of any Holder of a Note in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Note.

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Schedule A

Date	Principal Amount of Certificated Notes	Remaining Principal Amount of this Global Note	Notation Made By

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TRANSFER CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby transfers to (PRINT NAME AND ADDRESS OF TRANSFEREE) U.S.$                 principal amount of this 6.400% Global Note due 2054, and all rights with respect thereto, and irrevocably constitutes and appoints                          as attorney to transfer this Note on the books kept for registration thereof, with full power of substitution.

Dated

Certifying Signature:

Signed

Note:

(i)	The signature on this transfer form must correspond to the name as it appears on the face of this Note.

(ii)	A representative of the Holder should state the capacity in which he or she signs (e.g., executor).

(iii)

The signature of the person effecting the transfer shall conform to any list of duly authorized specimen signatures supplied by the registered Holder or shall be certified by a recognized bank, notary public or in such other manner as the Trustee or a paying agent may require.

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